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                                                                    EXHIBIT 99.4


                           CONSENT OF NAMED DIRECTOR


          The undersigned does hereby consent to being named as a person about to become a director in the Form S-4 registration statement filed by Canaan Energy Corporation relating to 5,000,000 shares of its common stock.


Dated:  February 11, 2000                     /s/ Thomas H. Henson
                                              --------------------
                                              Thomas H. Henson